UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2015

CHUMA HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Nevada	000-53447	20-5893809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8484 Wilshire Blvd. Ste. 510 Beverly Hills, CA	90211
(Address of principal executive offices)	(Zip Code)

(800) 841-6057
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01.

Changes In Registrant's Certifying Accountant.

On September 22, 2015, Saturna Group Chartered Accountants, LLP (“Saturna”) officially resigned as Chuma Holdings, Inc.’s (the “Registrant”) independent registered public accounting firm. The decision was approved by the Registrant’s Board of Directors.

The reports of Saturna on the Registrant’s financial statements for the fiscal years ended November 30, 2014 and 2013 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern. During the Registrant’s fiscal years ended November 30, 2014 and 2013, and the subsequent period through the date of Saturna’s resignation, there were (i) no disagreements with Saturna on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Saturna would have caused Saturna to make reference to the subject matter of the disagreements in connection with its report, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

On September 22, 2015, the Registrant engaged Sadler, Gibb & Associates, LLC (“Sadler”) as the Registrant’s new independent registered public accounting firm. The appointment of Sadler was approved by the Registrant’s Board of Directors.

During the fiscal years ended November 30, 2014 and 2013, and the subsequent interim period prior to engagement, neither the Registrant nor anyone acting on its behalf consulted with Sadler regarding either (1) the application of accounting principles to any specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements, nor did Sadler provide written or oral advice to the Registrant that Sadler concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant provided Saturna with a copy of the disclosures made in this Current Report on Form 8-K and requested that Saturna furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Registrant’s statements herein and, if not, stating the respects in which it does not agree. Saturna has reviewed the disclosures made in this Current Report on Form 8-K and agrees with the contents contained herein. A copy of the letter furnished by Saturna is attached as Exhibit 16.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibits

16.1

Letter from Saturna Group Chartered Accountants LLP, dated September 22, 2015,

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                                                                                                                                                      CHUMA HOLDINGS, INC.

Date: November 6, 2015                                                                                                                                                                                                                         By:/s/ Kevin Wright

                                                                                                                                                                                                                                                                  Kevin Wright, CEO